UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
December 11, 2009

SCOLR Pharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31982	91-1689591
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

19204 North Creek Pkwy, Suite 100
Bothell, WA 98011
(Address of principal executive offices)

(425) 368-1050
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with SCOLR Pharma, Inc.’s  previously reported efforts to reduce its continuing operating expenses, the Company notified Alan M. Mitchel, Senior Vice President Business and Legal Affairs that his employment with SCOLR will terminate “without cause” (as defined in the Company’s employment agreement with Mr. Mitchel) effective December 18, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOLR PHARMA, INC.
Dated: December 15, 2009	By:	/s/ Richard M. Levy
Richard M. Levy Vice President and Chief Financial Officer